UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/16/2010

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21145

Delaware	56-1668867
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

435 Devon Park Drive
Building 500,
Wayne, PA, 19087
USA
(Address of principal executive offices, including zip code)

484-588-5400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 30, 2010, Encorium Group, Inc. (the “Company”) issued a press release announcing that it has extended its subscription rights offering until October 15, 2010.  As a result of this extension, holders of the subscription rights will now have until 5:00 p.m., EST, on October 15, 2010 to exercise their subscription rights.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1   Press release dated September 30, 2010.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encorium Group, Inc.

Dated: October 1, 2010	By:	/s/ Philip L. Calamia
Philip L. Calamia
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated September 30, 2010